UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 1, 2006

CORNERSTONE CORE PROPERTIES REIT, INC

(Exact name of registrant as specified in its charter)

Maryland	333-121238	73-1721791
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)	Number)

1920 Main Street, Suite 400
Irvine, CA 92614
(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated June 1, 2006, we purchased an existing multi-tenant industrial park known as 2111 South Industrial Park, a 26,800 square foot industrial building located in a master planned business park environment in the North Tempe submarket of Phoenix.  The acquisition price was $1,975,000 plus approximately $5,800 of closing costs.  This equates to approximately $73.91 per square foot of leasable space.  The property is currently 94% leased at an average annual rent of $7.17 per square foot to 14 tenants whose spaces range in size from approximately 1,600 square feet to 2,800 square feet.

This Amendment No. 1 to Current Report on Form 8-K dated June 1, 2006 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the 2111 South Industrial as described in such Current Report.

We are not aware of any material factors relating to 2111 South Industrial Park other than those discussed in our Current Report on Form 8-K dated June 1, 2006 that would cause the historical financial information presented in Item 9.01 to not be necessarily indicative of future results.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial statements of businesses acquired.  The following financial statements relating to the 2111 South Industrial Park are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated June 1, 2006 and are filed herewith and incorporated herein by reference.

2111 South Industrial Park

Report of Independent Registered Public Accounting Firm	4
Statements of Revenues and Certain Expenses for the Year Ended December 31, 2005 and the Three Months Ended March 31, 2006 (Unaudited)	5
Notes to Statements of Revenues and Certain Expenses	6

(b)           Pro Forma Financial Information.  The following unaudited pro forma financial statements of Cornerstone Core Properties REIT, Inc. relating to the acquisition of 2111 South Industrial Park are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated June 1, 2006 and are filed herewith and incorporated herein by reference.

Cornerstone Core Properties REIT, Inc

Summary of Unaudited Pro Forma Financial Information	8
Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2006	9
Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2005	10
Unaudited Pro Forma Condensed Statement of Operations for the Three Months Ended March 31, 2006	11

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC

	By:	/s/ TERRY G. ROUSSEL
Terry G. Roussel, President

Dated: August 10, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Cornerstone Core Properties REIT, Inc.
Irvine, California

We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of 2111 South Industrial Park, Phoenix (the “Property”) for the year ended December 31, 2005. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement.    An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Core Properties REIT, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenues and certain expenses of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the property located at 2111 South Industrial Park, Phoenix for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
August 10, 2006

2111 SOUTH INDUSTRIAL PARK
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2005 and for the
Three Months ended March 31, 2006 (Unaudited)

	Year ended December 31, 2005	Three months ended March 31, 2006
		(Unaudited)

Revenues
Rental revenue	$160,444	$43,736
Tenant reimbursements	4,752	1,177
Other	4,854	621
Total revenues	170,050	45,534

Certain Expenses
Property operating and maintenance	43,108	13,190
Property taxes	25,325	6,331
Insurance	4,709	1,268
Total certain expenses	73,142	20,789

Revenues in excess of certain expenses	$96,908	$24,745

See accompanying notes to statements of revenues and certain expenses.

2111 SOUTH INDUSTRIAL PARK
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.             Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include the operations of  2111 South Industrial Park (the “Property”) located in Phoenix, Arizona, which was acquired by Cornerstone Core Properties REIT, Inc (the “Company”), from a nonaffiliated third party. The Property was acquired on June 1, 2006 for $1,975,000 and has 26,800 leasable square feet on approximately 1.5 acres of land (unaudited).

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the 2111 South Industrial Park property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the 2111 South Industrial Park property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded.  The statement of revenues and certain expenses for the three months ended  March 31, 2006 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the three months ended March 31, 2006 (unaudited) are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.             Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2005, are as follows:

2006	$57,452
2007	49,810
2008	1,857
$109,119

Industrial space in the Property is generally leased to tenants under lease terms, which provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3.             Commitments and Contingencies

Litigation

The 2111 South Industrial Park property may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the 2111 South Industrial Park property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the 2111 South Industrial Park property may be potentially liable for costs and damages related to environmental matters. The 2111 South Industrial Park property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the 2111 South Industrial Park property’s results of operations.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Statements of Operations of Cornerstone Core Properties REIT, Inc (the “Company”) for the year ended December 31, 2005 and for the three months ended March 31, 2006 have been prepared as if the acquisition of 2111 South Industrial Park had occurred as of the beginning of each period presented and Unaudited Condensed Balance Sheet of the Fund as of March 31, 2006 has been prepared as if the acquisition of 2111 South Industrial Park had occurred on March 31, 2006.

Such Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Company for the year ended December 31, 2005 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005; (ii) the Unaudited Financial Statements of the Company as of and for the three months ended March 31, 2006 included in the Company’s  Quarterly Report on Form 10-Q the three months ended March 31, 2006; and (iii) the Historical Statements of Revenues and Certain Expenses of 2111 South Industrial Park for the year ended December 31, 2005 and for the three months ended March 31, 2006 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Company that would have occurred if the acquisition of 2111 South Industrial Park had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE CORE PROPERTIES REIT, INC
(a Maryland corporation)
 UNAUDITED PROFORMA CONDENSED BALANCE SHEET
As of March 31, 2006
ASSETS

	March 31, 2006 (A) (unaudited)	Recent Acquisition (B) (unaudited)	Proforma March 31, 2006 (unaudited)

Assets:
Cash and cash equivalents	$2,235,150	$(1,955,510)	$279,640
Subscriptions receivable	579,408		579,408
Land	—	590,000	590,000
Accounts received from related parties	8,500	—	8,500
Buildings and improvements		1,465,222	1,465,222
Identified intangible assets	12,308	12,308
Other assets, net	223,399	(63,099)	160,300
Total assets	$3,046,457	$48,921	$3,095,378

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable and accrued liabilities	$110,459	$23,282	$133,741
Dividends payable	14,245	—	14,245
Security deposits	—	14,725	14,725
Identified intangible liabilities	—	10,914	10,914
Accounts payable to related parties	1,810,037	—	1,810,037
Total liabilities	1,934,741	48,921	1,983,662
Minority interest	196,391	—	196,391
Stockholders’ equity:
Common stock $.01 par value; 290,000 shares authorized; 418,580 and 125 shares issued and outstanding at March 31, 2006 and December 31, 2005 respectively	419	—	419
Additional paid-in capital	1,319,725	—	1,319,725
Accumulated deficit	(404,819)	—	(404,819)
Total stockholder’s equity	915,325	—	915,325
Total liabilities, minority interest and stockholder’s equity	$3,046,457	$48,921	$3,095,378

(A)         Derived from the unaudited financial statements as of March 31, 2006.

(B)           Represents adjustment for the acquisition of the 2111 South Industrial Park, based on historical operating results. The purchase price has been allocated to land ($590,000), buildings ($1,465,222), in-place leases ($12,308) and below market rent ($10,914).  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at its estimated fair value.

CORNERSTONE CORE PROPERTIES REIT, INC
 UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

	Historical (A)	Recent Acquisition (B)	Pro Forma

Revenues
Rental revenue	$—	$160,444	$160,444
Amortization of below (above) market leases	—	7,774,	7,774
Tenant reimbursements	—	4,752	4,752
Other	—	4,854	4,854
Total revenues	—	177,824	177,824
Expenses	—
Property operating and maintenance	—	43,108	43,108
Property taxes	—	25,325	25,325
General and administrative	95,134	4,709	99,843
Depreciation and amortization	—	45,409	45,409
	95,134	118,551	213,685
Operating income (loss)	(95,134)	59,273	(35,861)
Other income
Interest income	1,154	—	1,154
Income (loss) before minority interest	(93,980)	59,273	(34,707)
Minority interest	(350)	(5,341)	(5,691)
Net Income (loss)	$(94,330)	$53,932	$(40,398)
Income (loss) per share —basic and diluted	$(755)	$0.18	$(0.14)
Weighted average number of common shares	125	293,402	293,527

(A)         Represents the historical results of operations of the Company for the year ended December 31, 2005.

(B)           Represents adjustment for the acquisition of the 2111 South Industrial Park, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($590,000) and buildings ($1,465,222) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $12,308 to in-place leases, and the amortization of below market rent is based on an allocation of $10,914 to below market rent, both of which are amortized through a portion of 2008.  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at its estimated fair value. The adjustment to the weighted average number of common shares outstanding represents the purchase of 2111 South Industrial Park.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2006

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues
Rental revenue	$—	$43,736	$43,736
Amortization of below (above) market leases	—	2,541	2,541
Tenant reimbursements		1,177	1,177
Other	—	621	621
Total revenues	—	48,075	48,075
Expenses
Property operating and maintenance	—	13,190	13,190
Property taxes	—	6,331	6,331
General and administrative	315,842	1,268	317,110
Depreciation and amortization	—	11,899	11,899
	315,842	32,688	348,530
Operating income (loss)	(315,842)	15,387	(300,455)
Other income
Interest income	1,394	—	1,394
Income (loss) before minority interest	(314,448)	15,387	(299,061)
Minority interest	(3,959)	(971)	(2,988)
Net income (loss)	$(310,489)	14,416	$(296,073)
Per share amounts:
Income (loss) per share basic and diluted	$(3.29)	$0.05	$(0.72)
Weighted average number of common shares	94,396	293,402	412,260

(A)         Represents the historical unaudited results of operations of the Company for the three months ended March 31, 2006.

(B)           Represents adjustment for the acquisition of the 2111 South Industrial Park, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($590,000) and buildings ($1,465,222) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $12,308 to in-place leases and the amortization of below market rent is based on an allocation of $10,914 to below market rent, both of which are amortized through a portion of 2008.  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at its estimated fair value. The adjustment to the weighted average number of common shares outstanding represents the purchase of 2111 South Industrial Park.